UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

           Date of Report (Earliest event reported) February 24, 2005


                           BIOPHAN TECHNOLOGIES, INC.
      --------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Nevada                           0-26057               82-0507874
----------------------------            ------------         -------------------
(State or other jurisdiction            (Commission           (I.R.S. Employer
     of incorporation)                  file number)         Identification No.)


      150 Lucius Gordon Drive, Suite 215
          West Henrietta, New York                                14586
 -----------------------------------------------              -------------
    (Address of principal executive offices)                   (Zip code)


                                 (585) 214-2441
                        --------------------------------
               (Registrant's telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits

(a) The financial statements included in this Report as Exhibits 99.1 and 99.2 are the audited financial statements of aMRIs GmbH and of MR:Comp GmbH as of and for the period ended February 23, 2005 together with notes thereto and the audit opinions of DHPG Dr. Harzem & Partner KG thereon.

(b) The pro  forma  financial  information  required  by this  item and filed as
Exhibit 99.3 to this Report consists of the unaudited pro forma consolidated balance sheet of Biophan Technologies, Inc. and Subsidiaries as of February 28, 2005 and the unaudited pro forma statement of operations for the year then ended.

(c) Exhibits

      23.1  Consent of DHPG Dr. Harzem & Partner KG

      99.1 Audited Interim Financial Statements of aMRIs GmbH as of February 23, 2005

      99.2 Audited Interim Financial Statements of MR:Comp GmbH as of February 23, 2005

      99.3  Unaudited Pro Forma Financial Data

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   BIOPHAN TECHNOLOGIES, INC.


Date: May 6, 2005                                  /S/ Robert J. Wood
                                                   -----------------------------
                                                           (Signature)

                                                   Robert J. Wood
                                                   CFO, Treasurer, Secretary
                                                   (Principal Financial Officer)